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                                   FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                    _____________________________________


                               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  February 18, 1994
(Date of earliest event reported)



                         KIMBERLY-CLARK CORPORATION
           (Exact name of registrant as specified in its charter)


              Delaware            1-225              39-0394230


(State or other jurisdiction    (Commission File     (IRS Employer
      of incorporation)            Number)        Identification No.)


          P.O. Box 619100, Dallas, Texas                  75261-9100
    (Address of principal executive offices)              (Zip Code)


                                  (214) 830-1200
              (Registrant's telephone number, including area code)



                    _____________________________________

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Item 5.  Other Events

On February 18, 1994, Kimberly-Clark Corporation issued the press release attached hereto as Exhibit 99.



                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KIMBERLY-CLARK CORPORATION



Date:     February 23, 1994                By:/s/ John W. Donehower
                                              John W. Donehower
                                              Senior Vice President and
                                              Chief Financial Officer
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                                    EXHIBIT INDEX


          (99) Press release issued by Kimberly-Clark Corporation on February 18, 1994.